Statement of Additional Information (“SAI”) Supplement dated March 30, 2020
The purpose of this supplement is to provide you with changes to the current SAIs for the Funds listed below:
Invesco Government & Agency Portfolio	Invesco Premier Tax-Exempt Portfolio
Invesco Government Money Market Fund	Invesco Premier U.S. Government Money Portfolio
Invesco Liquid Assets Portfolio	Invesco STIC Prime Portfolio
Invesco Oppenheimer Government Cash Reserves Fund	Invesco Tax-Free Cash Reserve Portfolio
Invesco Oppenheimer Government Money Market Fund	Invesco Treasury Obligations Portfolio
Invesco Oppenheimer V.I. Government Money Fund	Invesco Treasury Portfolio
Invesco Premier Portfolio	Invesco V.I. Government Money Market Fund
This supplement amends the SAI for each of the above referenced funds (each, a “Money Market Fund” and together, the “Money Market Funds”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the SAI and retain it for future reference.
The following information is added immediately after the 7th paragraph in the section titled “Investment Advisory and Other Services” appearing under the heading “Investment Adviser” in the SAI:
Invesco has voluntarily undertaken to waive fees to the extent necessary to assist the Money Market Funds in attempting to maintain a positive yield. There is no guarantee that a Money Market Fund will maintain a positive yield. That undertaking may be amended or rescinded at any time.
The following information is added immediately after the last paragraph in the section titled “Distribution of Securities” appearing under the heading “Distribution Plan,” as applicable, in the SAI:
Invesco Distributors has voluntarily undertaken to waive or reduce 12b-1 fees to the extent necessary to assist the Money Market Funds in attempting to maintain a positive yield. There is no guarantee that a Money Market Fund will maintain a positive yield. That undertaking may be amended or rescinded at any time.
GBL-MM-SAI-SUP-2